Exhibit 99.1

Superlatus, Inc. to Combine with TRxADE HEALTH, Inc., to Create a Global Food Consolidation Platform

NEW YORK, June 23, 2023 – Superlatus, Inc. (“Superlatus”), a U.S.-based holding company of food products and distribution capabilities, has signed a binding letter of intent (the “LOI”) to be acquired by TRxADE HEALTH, Inc. (NASDAQ:MEDS) (“TRxADE”), a pharmaceutical exchange platform provider (the “Merger”).

Upon closing of the Merger, shareholders of Superlatus will receive 30,821,918 shares of MEDS, valued at $7.30 per share, and comprised of (i) common shares in an amount representing 19.99% of the total issued and outstanding stock of MEDS after Closing, and (ii) the remainder in shares of a new class of MEDS non-voting preferred stock, in each case multiplied by such shareholder’s pro rata percentage ownership.

The Merger is subject to customary closing conditions including completion of due diligence, delivery of audited financials, approval of a continued listing by Nasdaq and completion of any regulatory approvals.

Other significant closing conditions include the acquisition by Superlatus of Sapientia, Inc. (“Sapientia”), a food tech business led by Dr. Eugenio Bortone, one of the world’s most preeminent food scientists, extrusion processing experts, and inventor of Frito-Lay’s Twisted Cheetos. Sapientia has created and filed four foundational patents revolving around the “protein curl” and crispy puff style snack. By focusing on the texture and crunch, Sapientia’s disruptive patents solve one of the major problems large-scale snack-food companies have struggled with for years; the utility of the snack; including texture, flavor, and offering a guilt free, not fried, natural and healthy alternative to many other snack food products on the market today. A related closing condition to the Merger is completion of a valuation report for Superlatus following the acquisition of Sapientia reflecting a value of at least $225,000,000,

After the Merger, TRxADE will pivot its business focus and branding to become an industry-leading processing and forming technologies company that creates the latest generation of delicious, high nutrition, high taste and texture plant-based foods and snacks. Their other planned products include plant-based meats and plant-based meat snacks, plant-based dairy milks and yogurts, and pulse-based “puffed/twisted” snack foods, prioritizing high protein, low fat, nutritious products with delicious taste and texture, for both humans and pets. TRxADE plans to divest its existing operating business and assets shortly after the Merger.

“This announcement is a significant milestone for TRxADE shareholders, and we believe that the combined entities will unlock significant value and synergies to be a significant player in the competitive food and snack marketplace,” said Suren Ajjarapu. Founder, Chairmen/CEO and Director of TRxADE. “We believe this strategic transaction that restructures the business to focus on the combined strengths of each organization will provide a competitive advantage in the industry and allow us to gain market share through quality products, customer adoption, and through accretive acquisitions that will create substantial value and returns to our shareholders.”

Superlatus’ interim CEO, Tim Alford, commented: “Through this transaction, we believe we will form a company with an exciting growth strategy.” He continued, “Given the extensive pipeline of potential Food Tech acquisitions that will be enabled by the Nasdaq listing, we anticipate it will bring many benefits to all stakeholders.”

The Board of Directors of both companies have unanimously approved the LOI, and the Merger would be expected to close in late third quarter or early fourth quarter of 2023.

About Superlatus, Inc.

Superlatus is a diversified food technology company with distribution capabilities. We scale food innovation and transformational change to our food systems to optimize food security and population health via innovative CPG products, agritech, foodtech, plant-based proteins and alt-proteins. We provide industry-leading processing and forming technologies that create high nutrition, high taste, and textured foods. Our management team consists of world-class food executives with an unparalleled understanding of technology and taste. For more information on Superlatus, please visit Superlatus’ website at https://www.superlatusfoods.com.

About TRxADE HEALTH, INC.

TRxADE HEALTH (NASDAQ: MEDS) is a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S. The Company operates the TRxADE drug procurement marketplace serving approximately 14,500+ members nationwide, fostering price transparency and under the Bonum Health brand, offering patient centric telehealth services. For more information on TRxADE HEALTH, please visit the Company’s IR website at investors.trxadegroup.com.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; risks that one or more conditions to closing of the Merger may not be satisfied within the expected timeframe or at all or that the closing of the proposed Merger will not occur; the outcome of any current legal proceedings or future legal proceedings that may be instituted against the parties or others, including proceedings related to the Merger documents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination or abandonment of the Merger; unanticipated difficulties or expenditures relating to the proposed Merger; potential difficulties in employee retention as a result of the announcement and pendency of the proposed Merger; whether the combined business of TRxADE and Superlatus will be successful; and those risks detailed in TRxADE’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The TRxADE undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Investor Contact:

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